                                                                    EXHIBIT 10.2

                              MANAGEMENT AGREEMENT

         THIS MANAGEMENT AGREEMENT (this "Agreement") is entered into effective as of the 1st day of July, 2001, by and between BLESSING PETROLEUM GROUP, LLC, ("Manager"), PUMA ENERGY, INC. ("Puma") and CASPIAN ENERGY INTERNATIONAL, INC. ("Caspian") (together the "Companies"),

                              W I T N E S S E T H:

         WHEREAS, Manager is primarily engaged in the business of providing management and advisory services relating to oil and gas assets; and

         WHEREAS, the Companies are primarily engaged in the oil and gas business, including the acquisition, development and exploration and production of oil and gas properties and in the acquisition and ownership of gas processing plants and gathering facilities; and

         WHEREAS, in order to reduce overhead and operating expenses and in an effort to manage their affairs in a more cost effective and efficient manner, the Companies desire to retain the Manager to provide certain management, administrative and support services to the Companies, and the Manager desires to render such services to the Companies, all upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                        ARTICLE I. Appointment of Manager
                                   ----------------------

         Section 1.1 Appointment. The Companies hereby appoint the Manager to
                     -----------
conduct the activities described herein by and on behalf of, and for the account of, the Companies, pursuant to and as set forth in this Agreement. The Companies shall at all times have and retain ultimate control over their business and operations.

         Section 1.2 Acceptance. The Manager hereby accepts the appointment and
                     ----------
agrees to perform the duties and obligations herein imposed in a prudent manner, consistent with generally accepted standards for the Companies.

         Section 1.3 Legal Ownership Retained in the Companies. The Manager
                     -----------------------------------------
shall not take title to any properties owned of record or beneficially by the Companies during the term of this Agreement, all of which will be segregated on the books and records of the Manager as provided in Section 8.2. Any addition to the assets of the Companies purchased, leased, or otherwise acquired with the Companies funds or securities shall be acquired in the name of the Companies.

         Section 1.4 Duties Retained by the Companies. The Companies shall
                     --------------------------------
remain responsible for (i) making all decisions required of the Companies under this Agreement, (ii) such other duties as shall be specifically identified in writing by the Companies to the Manager and (iii) authorizing (in its discretion) and executing all agreements, contracts, and other documents in connection with their business.

                          ARTICLE II. Status of Manager
                                      -----------------

         The Manager shall render services hereunder as the Companies' agent to the extent specifically provided herein or as further delegated from time to time by the Companies and accepted in writing by the Manager. The relationship created by this Agreement is one of principal and agent, and nothing to the contrary shall be inferred from this Agreement.

            ARTICLE III. Authority and Responsibility of the Manager
                         -------------------------------------------

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         Section 3.1 General. As agent for the Companies, the Manager shall have
                     -------
the authority and the responsibility for the supervision and management of the day-to-day operations of the Companies' activities covered hereby. As agent for the Companies, the Manager agrees, to the extent that adequate funds are made available to the Manager, to manage the Companies' activities covered hereby in a prudent manner, consistent with generally accepted standards for businesses similar to the Companies' activities covered hereby. The Manager shall have no obligation to advance funds for the account of the Companies or to pay any sums of its own in connection with the performance of the actions which it is authorized to take hereunder. The Manager's management and activities under this Agreement shall be specifically subject to the terms hereof and the general control, direction and supervision of the Companies.

         Section 3.2 Compliance with Laws. The Manager shall use reasonable
                     --------------------
efforts to insure for full compliance with federal, state and municipal laws, ordinances, regulations and orders relative to the use, operation, development and maintenance of the Companies' activities covered hereby. The Manager shall use reasonable efforts to remedy any violation of any such law, ordinance, rule, regulation or order which comes to its attention.

         Section 3.3 Compliance with Obligations. The Manager, to the extent
                     ---------------------------
such matters are reasonably within its control, shall use reasonable efforts to cause compliance with all terms and conditions contained in any contract, agreement, judicial, administrative or governmental order, lease, mortgage, deed of trust or other contractual or security instrument affecting the Companies' activities covered hereby; provided, however, that, except as otherwise set forth herein, the Manager shall not be required to make any payment or incur any liability on account thereof. The Manager shall promptly notify the Companies of any violation of any covenant in such instruments or agreements.

                       ARTICLE IV. Administrative Services
                                   -----------------------

         Section 4.1 Provision of Administrative Services. The Manager shall
                     ------------------------------------
provide Administrative Services to the Companies, subject to the general approval and direction of the Companies. Administrative Services shall mean the following:

                (a) providing the Companies with such office space, equipment, facilities and supplies, and the services of such secretarial, clerical and other personnel as may be required for the reasonable conduct of the business of the Companies;

                (b) making such arrangements with and employing, at the expense and for the benefit of the Companies, such accountants, attorneys, banks, transfer agents, custodians, underwriters, engineers, technical consultants, insurance companies and other persons as may from time to time be requested by the Companies or may reasonably be necessary to manage the business of the Companies;

                (c) maintaining in good order the books and accounts, ledgers and records of the Companies and performing all day-today accounting functions of the Companies, including, without limitation, matters related to paying and receiving from the bank accounts of the Companies, billing, reserve estimates, contract coordination and administration and tax return preparation. Without limiting the generality of the foregoing, the Manager shall prepare, or assist in the preparation of, all requisite accounting reports and interim financial statements of the Companies, including balance sheets, statements of operations, changes in stockholders' equities and cash flow and shall assist the Companies, if requested, in selecting an independent public accounting firm for the purpose of conducting annual financial audit reviews of the Companies and shall aid in coordinating such audits;

                (d) assisting in determining the Companies long and short-term capital requirements, in determining the best method of fulfilling the Companies capital requirements, in locating sources of equity and long and short-term debt financing, in preparing formal presentations to potential investors and lenders, in negotiating the terms and conditions of such financing and in consummating such financing;

                (e) timely preparing and filing on behalf of the Companies, all reports, forms, documents, certificates and other instruments required by the Securities and Exchange commission, any national securities exchange on which the Companies securities are traded, state securities commissions, federal, state and local tax authorities, regulatory agencies, including federal and state energy regulatory agencies, and other governmental bodies in order to lawfully conduct the business of the Companies;

                (f) analyzing reports, economic data and other information relating to the business of the Companies and periodically reporting to the Board of Directors of the Companies all such information obtained and analyzed, including making recommendations with respect thereto;

                (g) maintenance activities, including overseeing and managing the interests of the Companies in the various partnerships, joint ventures, companies and other entities which the Companies have an interest in, and reporting to the Companies any significant fact or matter which relates to such interests;

                (h) providing the Companies, at their request, with relevant information for assessing the value of, or making decisions with respect to the acquisition, funding, management or disposition of, existing or future assets or investments of the Companies;

                (i) advising the Companies of any potential investments coming to its attention which the Manager believes the Companies may be interested in and which are within the scope of the business of the Companies; and


                (j) taking such other actions and performing such other services as are deemed necessary, customary or appropriate in the opinion of the Manager to conduct the business of the Companies.

         Section 4.2 Administrative Costs. The Companies shall pay their share
                     --------------------
of all costs and expenses incurred on their behalf hereunder. All common administrative expenses that are not directly allocable to the Company shall be divided between the Companies based upon the allocation formula in effect for the current year. For 2001, the allocation formula shall be 90% to Puma and 10% to Caspian. For 2002, the allocation formula shall be 80% to Puma and 20% to Caspian.

                            ARTICLE V. Other Services
                                       --------------

         Section 5.1 Other Services. The Manager may, at its discretion, perform
                     --------------
all other activities related or incidental to the business of the Companies for the account of the Companies, at the request of the Companies, including investment activities or financing activities. Such activities shall be performed under the control and supervision of the Companies.

         Section 5.2 Payment of Out-of -Pocket Expenses. The Manager shall pay
                     ----------------------------------
all out-of-pocket expenses of the Manager and its employees, agents and consultants including the following, travel, food, lodging, entertainment and similar expenses ("Out-of-Pocket Expenses"), pursuant to the policies and procedures established by the Manager for the payment or reimbursement of such costs with respect to activities conducted by the Companies under this Article
V. The Companies shall reimburse the Manager, within thirty days after the end of each month during the Term of Agreement, for all such Out-of-Pocket Expenses paid by the Manager on behalf of each Companies or in connection with the business of the Companies during such month.

         Section 5.3 Required Companies Approval. The Companies must
                     ---------------------------
specifically approve the following matters before they are undertaken by the Manager for the account of the Companies, and, notwithstanding any other provisions hereof, none of the following shall be undertaken without the Companies prior approval:

                  (a) the issuance of any capital stock or security convertible into or exchangeable for such capital stock;

                  (b) the entering into of capital leases or making of capital expenditures in excess of $10,000;

                  (c) the execution of any agreements for borrowing of funds (other than trade accounts payable incurred in the ordinary course of business of the Companies) on a long-term basis;

                  (d) the pledge, hypothecation or other encumbrance of any material asset of the Companies;

                  (e) the acquisition or disposition of any material asset of the Companies, other than in the ordinary course of business or as contemplated herein;

                  (f) the initiation or compromise of any single litigation matter (or settling of any single claim) with a cost to the Companies of $10,000 or more; and

                  (g) the execution of any contract whose term extends beyond one year from its effective date.

Notwithstanding any provision of this Agreement to the contrary, the Manager shall have no authority to take any action that will contravene the Companies Articles of Incorporation or Bylaws.

                      ARTICLE VI. Personnel Administration
                                  ------------------------

         Section 6.1    General. The Manager shall have in its employ or
                        -------
available to it at all times during the term of this Agreement a sufficient number of personnel to enable it to properly and adequately manage, operate, maintain, and account for the business of the Companies as herein provided. All matters pertaining to the employment, supervision compensation, promotion and discharge of any employees or personnel of the Manager are the responsibility of the Manager, which are in all respects the employer of any such employees. All such employment arrangements are solely the Manager's concern and, other than as set forth in Article VI hereof, the Companies shall have no liability with respect thereto.

         Section 6.2    Employees. The Manager shall determine the number and
                        ---------
qualifications of employees needed in the operation of the Business and shall implement the policies of the Companies with regard to employer/employee matters.

         Section 6.3    Consultants and Others. Except as otherwise provided
                        ----------------------
herein, the Manager shall have the power and authority to retain and pay as independent contractors, on behalf of and for the account of the Companies, lawyers, accountants, engineers, contractors, technical consultants, architects, and others in connection with the conduct of the business of the Companies.

                            ARTICLE VII. Indemnities
                                         -----------

         Section 7.1 Indemnification by the Manager. The Manager shall protect,
                     ------------------------------
indemnify, defend and hold harmless the Companies and their officers, directors, shareholders and Affiliates from any and all threatened or actual claims, demands, causes of action, suits, proceedings (formal or informal) , losses, damages, fines, penalties, liabilities, costs and expenses of any nature, including attorneys' fees and court costs, sustained or incurred by or asserted against the Companies or its affiliates by any person, firm, corporation, governmental authority, partnership or other entity by reason of or arising out of: (i) any breach of this Agreement by the Manager, its affiliates, agents, or employees; or (ii) any act of fraud, willful misconduct or gross negligence of the Manager and its affiliates or any of its respective employees, or acts or omission outside the scope of the Manager authorized duties and responsibilities contained herein. In case any action or proceeding shall be brought against the Companies or its Affiliates in respect of which the indemnification contemplated by this Section 10.1 may be sought against the Manager, the Manager, upon the receipt of notice from the Companies, shall defend such action or proceeding by counsel reasonably satisfactory to the Companies and the Manager, and the Manager shall pay for all expenses therefor unless such action or proceeding is resisted and defended by counsel for any carrier of public liability insurance that benefits the Companies or the Manager. The Companies shall promptly give written notice to the Manager when a claim is made against the Companies for which indemnity is owed to the Companies by the Manager pursuant to this Section
7.1. The Manager shall participate at its own expense in defense of such claims, but the Companies shall have the right to employ its own separate counsel. The Companies shall assist the Manager in the defense of any claim for which the Manager owes indemnification hereunder and is undertaking to provide a defense, by making available to the Manager such records and personnel as may be reasonably requested in the defense of such claim.

         Section 7.2 Indemnification by the Companies. The Companies hereby
                     --------------------------------
agree to indemnify, defend, and hold harmless the Manager and its officers, directors, shareholders, employees, agents and affiliates from any and all threatened or actual claims, demands, causes of action, suits, proceedings (formal or informal), losses, damages, fines, penalties, liabilities, costs and expenses of any nature, including attorneys' fees and court costs, sustained or incurred by or asserted against the Manager or its affiliates, officers, directors, employees and agents by any person, firm, corporation, governmental authority, partnership or other entity by reason of or arising out of: (i) the conduct of the Companies, other than conduct by or at the direction of the Manager, or (ii) the conduct of the business of the Companies or the provision of services by the Manager pursuant to this Agreement, except to the extent specifically limited by the foregoing Section 7.1. In case any action or proceeding shall be brought against the Manager in respect to which the indemnity contemplated by this Section 7.2 may be sought against the Companies, the Manager shall give notice of such action to the Companies, and the Companies shall defend such action or proceeding by counsel reasonably satisfactory to the Companies and the Manager, and the Companies shall pay for all expenses therefor unless such action or proceeding is resisted and defended by counsel for any carrier of public liability insurance that benefits the Companies or the Manager. The Manager shall promptly give written notice to the Companies when a claim is made against the Manager for which indemnity is owed to the Manager by the Companies pursuant to this Section 7.2. The Companies shall participate in defense of such claims, but the Manager shall have the right to employ its own separate counsel, and the Manager shall assist the Companies in the defense of any claim for which the Companies owes indemnification hereunder and is undertaking to provide a defense, by making available to the Companies such records and personnel of the Manager as may be reasonably requested.

         Section 7.3 Non-Assumption of Liabilities. The Manager shall not, by
                     -----------------------------
entering into this Agreement, assume or become liable for any of the obligations, debts or other liabilities of the Companies in existence or arising on or after the date hereof.

         Section 7.4 Standard of Conduct of Manager. The Manager shall not be
                     ------------------------------
liable for damages to the Companies or any stockholder of the Companies under this Agreement or for any actions in connection with the management of the Companies, except for gross negligence or willful misconduct.

             ARTICLE VIII. Access to Information, Books and Records:
                           ----------------------------------------
                       Confidentiality; Power of Attorney
                       ----------------------------------

         Section 8.1 Access to Books and Records. The Manager and its duly
                     ---------------------------
authorized representatives shall have complete access to the Companies offices, facilities and records wherever located, in order to discharge the Manager's responsibilities hereunder. All records and materials furnished to the Manager by the Companies in performance of this Agreement shall at all times during the Term of Agreement remain the property of the Companies.

         Section 8.2    Confidentiality. For at least two years after the Term
                        ---------------
of Agreement, the Manager agrees to keep confidential all non-public information concerning the Companies acquired by the Manager or its Affiliates during the Term of Agreement. For the purpose of this Section 8.2, confidential information shall not include any information available to or otherwise disclosed by the Companies to third parties generally. Nothing in this Section 8.2 shall prohibit any announcement or disclosure by a Party that such Party determines is required to be disclosed by applicable law or court order.

         Section 8.3    Power of Attorney. By execution of this Agreement, the
                        -----------------
Companies do hereby irrevocably make, constitute and appoint the Manager, and its successors, with full power of substitution, as its true and lawful attorney and agent with full power and authority in its name, place and stead to execute, swear to, acknowledge, deliver, file, record in the appropriate public offices and publish any and all contracts, agreements, instruments, conveyances, mortgages, deeds, notes and other documents of any kind or nature related to, arising out of or in connection with the business of the Companies or the Manager's performance of this Agreement.

During the Term of Agreement, the power of attorney granted herein shall be irrevocable and a power coupled with an interest, shall survive the death, incompetency, bankruptcy, dissolution or other termination of the Companies, shall extend and be binding upon the Companies successors and assigns and shall continue in full force and effect regardless of the occurrence of any of the foregoing. The Companies hereby agree to be bound by any such contracts, agreements, instruments, conveyances, mortgages, deeds, notes and other documents executed or otherwise entered into by the attorney and agent acting in good faith pursuant to such power of attorney, and hereby waives any and all defenses which may be available to contest, negate, or disaffirm any action of the attorney and agent taken under such power of attorney except in cases of bad faith, gross negligence or willful misconduct.

                ARTICLE IX. Conflicts of Interest and Good Faith
                            ------------------------------------

         Section 9.1    Other Activities. The Companies acknowledge that the
                        ----------------
Manager and its affiliates own, manage and/or operate assets that compete directly with the business of the Companies and may own, manage and/or operate additional business and assets in the future that may compete with the business of the Companies, and the Companies agree that the Manager shall have no liability or accountability to the Companies for any such competing activities or interests or any profits or value generated therefrom.

                  ARTICLE X. Term and Termination of Agreement
                             ---------------------------------

         Section 10.1   Initial Term. The initial term of this Agreement shall
                        ------------
be for a five year period beginning on the date hereof. Thereafter, this Agreement shall automatically renew for successive one-year periods until terminated by either party in accordance with the provisions of this Article X.

         Section 10.2   Termination.  This Agreement may be terminated on the
                        -----------
first to occur of the following:

                  (a) In the event the parties shall mutually agree in writing, this Agreement may be terminated on the terms and dates stipulated therein.

                  (b) Following the initial five year term hereof, either party may, with or without cause, terminate this Agreement on any anniversary date hereof by giving to the other party at least 60 days' advance written notice of its intent to terminate, whereupon his Agreement shall terminate on the future date specified in such notice.

                  (c) Subject to events of force majeure (as provided in Section 11.9 hereof), in the event either party shall fail to discharge any of its material obligations hereunder, or shall commit a material breach of this Agreement and such default or breach shall continue for a period of 30 days after the other party has served notice of such default, this Agreement may then be terminated at the option of the non-breaching party by notice thereof to the breaching party.

                  (d) Dissolution or termination for the corporate existence of the Manager or cessation on the Manager's part to continue to do business, or bankruptcy, insolvency, foreclosure or conveyance in lieu of foreclosure, or assignment for the benefit of the creditors of the Manager shall cause an immediate termination of this Agreement at the election of the Companies.

                  (e) Either Company may terminate this Agreement, with or without cause, upon 12 months prior notice to the Manager, by action of the Compensation Committee of its Board of Directors.

         Section 10.3   Effects of Termination. The termination of this
                        ----------------------
Agreement in accordance with the provisions of this Article X shall have the following effects:

                  (a) Except for the mutual indemnities, covenants or other provisions herein that by their terms expressly extend beyond the Term of Agreement, the Parties' obligations hereunder are limited to the term of this Agreement.

                  (b) In the event this Agreement is terminated for any reason, the Manager shall immediately deliver possession to the Companies of all assets, books and records of the terminating Company in its possession.

                  (c) Upon a termination of this Agreement (for whatever cause), the Companies shall pay to the Manager the amount of any and all payroll, general and administrative and other costs and expenses accrued to the date of such termination which are payable by the Companies to the manager in accordance with the provisions hereof.

                  (d) Upon termination of this Agreement by the terminating Company, the Companies shall reimburse the Manager for all amounts incurred by the Manager in connection with its activities under this Agreement. Without limiting the foregoing, the Companies shall (i) hire or pay the costs of terminating all of Manager's employees used to conduct the Companies business, (ii) lease or reimburse the Manager for all or a portion of the rental of any facilities or equipment used by the Manager under the Agreement which use was discontinued or reduced by termination of this Agreement, and (iii) succeed to or indemnify the Manager for any contracts or agreements entered into by the Manager relating to such business.

                            ARTICLE XI. Miscellaneous
                                        -------------

         Section 11.1   Relationship of Parties. This Agreement does not create
                        -----------------------
a partnership, joint venture or association; nor does this Agreement, or the operations hereunder, create the relationship of lessor and lessee or bailor and bailee. Nothing contained in this Agreement or in any agreement made pursuant hereto shall ever by construed to create a partnership, joint venture or association, or the relationship of lessor and lessee or bailor and bailee, or to impose any duty, obligation or liability that would arise therefrom with respect to wither or both of the Parties except as otherwise expressly provided in this Agreement or any agreement made pursuant hereto. Specifically, but not by way of limitation, except as otherwise expressly provided for herein, nothing contained herein shall be construed as imposing any responsibility on the Manager for the debts or obligation of the Companies or any of their affiliates. It is expressly understood that the Manger is hereby engaged by the Companies to manage the activities set forth herein only as an agent of the Companies. Subject to the terms of this Agreement, the Manager and its affiliates shall have the right to render similar services for other business entities and persons, including its own, whether or not engaged in the same business as the Companies.

         Section 11.2   No Third Party Beneficiaries. Except to the extend a
                        ----------------------------
third party is expressly given rights herein, any agreement to pay an amount and any assumption of liability herein contained, expressed or implied, shall be only for the benefit of the parties and their respective legal representatives, successors and assigns, and such agreement or assumption shall not injure to the benefit of the obligers of any indebtedness of any party whomsoever, it being the intention of the parties hereto that no person or entity shall be deemed a third party beneficiary of this Agreement except to the extent a third party is expressly given rights herein.

         Section 11.3   Governing Law. THIS AGREEMENT HAS BEEN EXECUTED AND
                        -------------
DELIVERED IN AND SHALL BE INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 11.4   Assignment. No assignment of this Agreement or any of
                        ----------
the rights or obligations set forth herein by either party shall be valid without the specific written consent of the other party.

         Section 11.5   Waiver of Breach. The waiver by either party of a breach
                        ----------------
or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same or any other provision hereof.

         Section 11.6   Enforcement. In the event either party shall resort to
                        -----------
legal action to enforce the terms and provisions of this Agreement, the prevailing party may recover from the other party the costs of such action including, without limitation, reasonable attorneys' fees.

         Section 11.7   Additional Assurances. The provisions of this Agreement
                        ---------------------
shall be self-operative and shall not require further accord between the parties except as may herein specifically be provided to the contrary; provided, however, that upon the request of either party, the other party shall execute such additional instruments and take such additional actions as shall be necessary to effectuate this Agreement.

         Section 11.8   Force Majeure. Neither party shall be liable nor deemed
                        -------------
to be in default for any delay or failure of performance under this Agreement or other interruption of service or employment resulting directly or indirectly from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other war, interruptions by either party's employees or agent or any similar or dissimilar cause beyond the reasonable control of either party.

         Section 11.9   Severability. In the event any provisions of this
                        ------------
Agreement is held to be unenforceable for any reason, such provision shall be severable from this Agreement if it is capable of being identified with and apportioned to reciprocal consideration or to the extent that it is a provision that is not essential and the absence of which would not have prevented the parties from entering into this Agreement. The unenforceability of a provision that has been performed shall not be grounds for invalidation of this Agreement under circumstances in which the true controversy between the parties does not involve such provision.

         Section 11.10  Article and Section Headings. The articles and section
                        ----------------------------
headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         Section 11.11  Discretionary Terms. Determination of "necessary",
                        -------------------
"appropriate" and other discretionary terms as used herein shall be according to the judgment and discretion of the respective parties in accordance with generally accepted standards of the oil and gas industry.

         Section 11.12  Amendments and Contract Execution. This Agreement
                        ---------------------------------
supersedes all previous contracts between the parties and constitutes the entire Agreement between the parties with respect to the subject matter of this Agreement. No oral statement or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment, such amendment to become effective on the date stipulated therein.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

                                BLESSING PETROLEUM GROUP, LLC

                                By:   /s/ Edward W. Blessing
                                      ----------------------------------
                                      Edward W. Blessing, President

                                       PUMA ENRGY, INC.


                                       By:    /s/ Edward W. Blessing
                                             -----------------------------------
                                             Edward W. Blessing, President

                                       CASPIAN ENERGY INTERNATIONAL, INC.


                                       By:    /s/ Edward W. Blessing
                                             -----------------------------------
                                             Edward W. Blessing, President